TOWLE VALUE ETF Ticker Symbol: TCV Listed on NYSE Arca, Inc	SUMMARY PROSPECTUS March 16, 2026, as amended May 1, 2026 https://towleetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated March 16, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://towleetfs.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Towle Value ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.85%
1 Restated to reflect current fees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$87	$271	$471	$1,049
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Predecessor Fund’s (defined below) portfolio turnover rate was 100%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities that meet Towle & Co.’s, the Fund’s investment sub-adviser (the “Sub-Adviser”), definition of value (“Value Companies”). For purposes of the Fund’s 80% Policy, the Sub-Adviser defines Value Companies as those companies it believes are deeply undervalued relative to their earnings potential and revenue base. The Sub-Adviser considers a company to be deeply undervalued if its enterprise value-to-sales is less than 1.5x at the time of purchase. The Sub-Adviser defines enterprise value to be a company’s market capitalization plus debt less its cash and cash equivalents.
The Sub-Adviser follows a disciplined, value-driven investment process rooted in its belief that investor biases create persistent market inefficiencies. By systematically acting on these inefficiencies, the Sub-Adviser seeks to unlock opportunities for long-term capital appreciation. A core tenet of the Fund’s strategy is the Sub-Adviser's independent, contrarian mindset, which actively challenges market consensus. The Sub-Adviser focuses on investments that are out-of-favor due to adverse business developments, industry-specific downturns, short-term earnings misses, unfavorable market sentiment, or other temporary factors. It emphasizes identifying opportunities ahead of anticipated catalysts where even modest improvements in profitability can drive significant earnings expansion and stock price appreciation.
The Fund’s investment universe starts with publicly traded equity securities listed on a U.S. exchange. Next, the Sub-Adviser applies proprietary quantitative screens to assess liquidity, short interest, historical earnings, performance, and other factors. Companies primarily engaged in tobacco, liquor, or gaming are then excluded. Following this, additional screening criteria are used to evaluate the attractiveness of potential investments as described above. When selecting an investment for the Fund, the Sub-Adviser analyzes a company’s fundamental financial data as well as applicable market data. The Fund generally holds between 30 and 100 positions. The Fund’s investment process tends to favor smaller companies – typically those with market capitalizations under $15 billion – operating in cyclical industries such as manufacturing, distribution, consumer products, transportation, materials, and energy, but may invest in companies of any capitalization in any industry.
Furthermore, the Sub-Adviser has the discretion to allocate up to 25% of the Fund’s total net assets to foreign securities, either directly or indirectly through the use of American Depositary Receipts (“ADRs”), which represent interests in foreign securities held in custody by U.S. banks.
The Fund is a “non-diversified” fund, which means that the securities laws do not limit the percentage of assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).
From time to time, the Fund may focus its investments in particular sectors. At launch, the Fund anticipates it may be focused in the consumer discretionary section.
The Sub-Adviser may sell all or a portion of the Fund’s portfolio holdings when, in its opinion, one or more of the following occurs: (1) a stock price reaches its approximate sell target; (2) the Sub-Adviser’s initial investment thesis deteriorates; (3) a company’s strategic direction changes; (4) a company’s fundamentals erode; (5) the Sub-Adviser identifies a more compelling alternative investment; (6) the Fund requires cash to meet redemption requests; or (7) the Sub-Adviser determines to sell for any other reason in its sole discretion.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument.
Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Micro-, Small-, and Mid-Capitalization Company Risk. The Fund may invest in common stocks of any capitalization, although the Sub-Adviser’s investment process typically leads the Fund towards smaller companies, including micro-cap, small-cap and mid-cap companies. Securities of micro-cap, small-cap and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or market indices in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
Value-Oriented Investment Strategy Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments, unfavorable market sentiment, or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors and thus will be more susceptible to negative events affecting those sectors.
•Consumer Discretionary Sector Risk. The Fund is expected to have exposure to companies in the consumer discretionary sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The consumer discretionary sector includes, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other things, changes in domestic and international economies, exchange and interest rates, economic growth, worldwide demand, supply chain constraints and social trends. Success of companies in the consumer discretionary sector also depends heavily on disposable household income and consumer spending, which can be negatively impacted by inflationary pressures on consumers.
Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater volatility and potential losses than if its assets were diversified among the securities of a greater number of issuers.
Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.
Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value, or market trends affecting a particular security, industry, sector, or region, which may prove to be incorrect.
Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic, Russia’s invasion of Ukraine, and the rise of and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s investment adviser, Sub-Adviser and/or other service providers (including custodians, sub-custodians, transfer agents, and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii)

market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year, five-year, and ten-year periods compare with those of the Index, as well as a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://towleetfs.com/ or by calling the Fund at (215) 330-4476.
The Fund acquired all of the assets and assumed the liabilities of the Towle Value Fund, a series of Investment Managers Series Trust (the “Predecessor Fund”), as of immediately after the close of business on March 13, 2026 (the “Reorganization”), and the Fund assumed the financial and performance history of the Predecessor Fund. The Predecessor Fund had the same investment objective and substantially the same strategies as the Fund. Performance shown in the bar chart and table for periods ending on or prior to March 13, 2026 is that of the Predecessor Fund. The Predecessor Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return as of December 31

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
54.42%
14.81%
-31.89%
22.57%
5.59%
26.16%
-2.20%
19.02%
-9.01%
1.50%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the bar chart, the Predecessor Fund’s highest quarterly return was 39.69% for the quarter ended June 30, 2020, and the lowest quarterly return was -49.19% for the quarter ended March 31, 2020.

Average Annual Total Returns (for periods ended December 31, 2025)	One Year	Five Years	Ten Years
Return Before Taxes	1.50%	6.28%	7.80%
Return After Taxes on Distributions	1.40%	5.22%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	4.92%	6.15%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	9.27%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Towle & Co. (the “Sub-Adviser”)
PORTFOLIO MANAGERS
The Fund’s portfolio is managed by an investment team comprised of Christopher D. Towle, President, CEO and Portfolio Manager, Peter J. Lewis, CFA®, Portfolio Manager, and G. Lukas Barthelmess, CFA®, Portfolio Manager. Together, they share responsibility for all day-to-day management, analytical and research duties critical to the Fund’s investment process. Messrs. Towle, Lewis, and Barthelmess have each served as a portfolio manager of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.